EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Matthew Medeiros, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SonicWALL, Inc. on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of SonicWALL, Inc.

Date: March 15, 2004	By:	/s/ MATTHEW MEDEIROS
	Name:	Matthew Medeiros
	Title:	Chief Executive Officer

I, Kathleen M. Fisher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of SonicWALL, Inc. on Form 10-K for the fiscal year ended December 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of SonicWALL, Inc.

Date: March 15, 2004	By:	/s/ KATHLEEN M. FISHER
	Name:	Kathleen M. Fisher
	Title:	Chief Financial Officer